UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             Form 8-K

               Pursuant to Sections 13 or 15(d) of
               the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  November 29, 1999




                   ISO BLOCK PRODUCTS USA, INC.
        (Exact name of registrant as specified in charter)


                             Colorado
  (State or other jurisdiction of incorporation or organization)


     33-23257-D                                 84-1026503
(Commission File Number)          (I.R.S. Employer Identification Number)



       8037 South Datura Street, Littleton, Colorado 80120
      (Address of Principal Executive Offices and Zip Code)


                          (303) 795-9729
       (Registrant's telephone number, including area code)





  (Former name or former address, if changed since last report)




Item 2.  Acquisition or Disposition of Assets.


    ISO BLOCK PRODUCTS USA, INC., a Colorado corporation ("Company"), entered into an Exchange Agreement and Plan of Reorganization dated December 27, 1996 ("Exchange Agreement"), with FRANCHISE CONNECTION, INC., a Colorado corporation ("FCI"), and the shareholders of FCI (the "FCI Holders"). Pursuant to the Exchange Agreement, the Company acquired all of the issued and outstanding shares of capital stock of FCI (the "FCI Shares"), which became a wholly owned subsidiary of the Company. In exchange for the FCI Shares, the Company issued to the FCI Holders an aggregate of 497,500 shares of the authorized but unissued shares of the Company's common stock, no par value, and 1,500,000 shares of the Series 1996 Non-Voting Convertible Preferred Stock, no par value, of the Company (collectively, the "Exchange Shares").
The acquisition of FCI is referred to below as the "FCI Exchange." The Exchange Shares were not registered under the Securities Act of 1933, as amended ("Act"), or any state laws but were issued in reliance upon exemptions from registration provided by Section 4(2) of the Act and similar exemptions available under applicable state laws.

    At the closing under the Exchange Agreement, FCI director and President Johnny M. Wilson ("Wilson") was elected to the Company's board of directors and continued to be a director of and to run FCI and FCI's subsidiary, Brilliant Marketing, Inc., and Egin Bresnig and Dean Wicker, officers and directors of the Company, became officers and directors of FCI.

    The Company, FCI, the FCI Holders, Magna Dry LLC, and Brasher &
Company, attorneys at law, have entered into and consummated an Unwinding and Stock Exchange Agreement dated August 31, 1999 (the "Unwinding Agreement"), which provides for the unwinding and rescission of the FCI Exchange, as described below in more detail. On that date, Wilson resigned as an officer and director of the Company and his employment agreement with the Company was cancelled, and Egin Bresnig and Dean Wicker resigned as officers and directors of FCI.

UNWINDING and STOCK EXCHANGE AGREEMENT

    Effective upon the consummation of the Unwinding Agreement, the Exchange Agreement was cancelled and the following things were done or occurred:

(1)  The 1,500,000 shares of Series 1996 Non-Voting Convertible
         Preferred Stock issued to the FCI Group were surrendered to the Company and cancelled;

(2)  The 1,000,000 FCI Shares were returned to the FCI Holders;

(3) The principal and interest amounts due under loans made by the Company to FCI, aggregating approximately $390,000, were forgiven by the Company;

(4) Ownership of Magna Dry LLC, which was organized by Wilson for the Company, was tranferred to Wilson;

(5) FCI and Magna Dry LLC each delivered a general release of the Company;

(6) The Company delivered a bill of sale conveying all of the Company's ownership or other interest in and to Magna Dry LLC;

(7) Wilson delivered to the Company his written assumption of all Magna Dry LLC liabilities;

    The Unwinding Agreement constitutes an unwinding and rescission of the Exchange Agreement, not a repurchase of the Preferred Exchanged Shares by the Company. The 497,500 shares of the Company's common stock issued to the FCI Holders were not surrendered or cancelled and remain outstanding. Upon Wilson's satisfactory performance of his obligations under the Stock Escrow and Settlement Agreement discussed below, the Company will grant to FCI a general release of all liability.

    NO SHAREHOLDER APPROVAL.  Because FCI and its subsidiary and
Magna Dry LLC have virtually no assets, and the Company possesses other significant assets besides its ownership of FCI adn magna Dry LLC, the Company's Board of Directors do not believe that the unwinding of the FCI Exchange involves a bulk sale or requires the prior approval of the Company's shareholders. The Company therefore does not intend to seek shareholder approval for the unwinding.

    INDEMNITY OBLIGATIONS.  The Unwinding Agreement provides that
FCI, Magna Dry LLC and Wilson each agree to defend, indemnify and hold the Company harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) arising from or incurred as a result of (a) any false statement, representation or warranty respectively made by FCI, Magna Dry LLC or Wilson in the Unwinding Agreement, or (b) the respective breach of any agreement or covenant made by FCI, Magna Dry LLC or Wilson in the Unwinding Agreement, or
(c) the failure of FCI, Magna Dry LLC or Wilson to pay all sums owed under an office lease entered into by the Company for the benefit of Magna Dry LLC.

    Under the Unwinding Agreement, the Company agrees to defend, indemnify and hold FCI, Magna Dry LLC and Wilson harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) arising from or incurred as a result of (a) any false statement, representation or warranty made by the Company in the Unwinding Agreement, or (b)the breach of any agreement or covenant made by the Company in the Unwinding Agreement.

STOCK ESCROW and SETTLEMENT AGREEMENT

    To carry out certain provisions of the Unwinding Agreement, the Company, Wilson, Ada V. Wilson and Brasher & Company, attorneys at law, entered into a Stock Escrow and Settlement Agreement dated October 28, 1998 (the "Settlement Agreement"). Under the Settlement Agreement, Wilson and Ada V. Wilson agreed to place 100,000 shares of the common stock of the Company acquired by them in the FCI Exchange into an escrow, to be sold to cover certain liabilities of the Company that were incurred for the benefit of FCI or Magna Dry LLC. If the proceeds received from the sale of the escrowed shares are not sufficient to pay off such liabilities, then Wilson and Ada V. Wilson shall nonetheless have no further liability to the Company in regard to those liabilities. If the proceeds are sufficient to cover those liabilities, then the balance of the unsold shares in escrow will be returned to them.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements.  Not required.

    (b)  Pro Forma Financial Information.  Not required.

    (c)  Exhibits:

     2.1 Unwinding and Stock Exchange Agreement dated
         August 31, 1999, among the Company, Franchise
         Connection, Inc., the shareholders of Franchise
         Connection, Inc., Magna Dry LLC, and Brasher & Company.......    1




    10.1 Stock Escrow and Settlement Agreement dated October 28,
         1999, among the Company, Brasher & Company, Johnny M.
         Wilson and Ada V. Wilson.......................................  1

     1   Included as part of this report.
     2   Incorporated by reference to another registration statement, report or document.




                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


DATED: November 30, 1999


                ISO BLOCK PRODUCTS USA, INC.



                   /s/ Egin Bresnig
                By..............................................
                    Egin Bresnig, President, Chief Exec. Officer





EXHIBIT 2.1

UNWINDING AND STOCK EXCHANGE AGREEMENT



     This Agreement is entered into as of August 31, 1999, among the following persons:

     ISO BLOCK PRODUCTS USA, INC., a Colorado corporation whose address is 8037 South Datura Street, Littleton, Colorado 80120 ("ISO");

     BRASHER & COMPANY, attorneys at law, as Escrow Agent, whose address is 90 Madison Street, Suite 707, Denver,
     Colorado 80206 ("Escrow Agent");

     FRANCHISE CONNECTION, INC., a Colorado corporation wholly owned by ISO and whose address is 4155 East Jewell
     Avenue, Suite 1001, Denver, Colorado 80222 ("FCI");

     MAGNA DRY LLC, a Colorado limited liability company, whose sole owner-member is ISO, and whose address is the same as FCI ("Magna Dry");

     JOHNNY M. WILSON, an individual whose address is the same as FCI ("Wilson"); and

     Those shareholders of the Company who formerly were shareholders of FCI who have executed this Agreement (the "FCI Group"); the term FCI Group as used herein includes Wilson unless the context otherwise clearly requires.


                         R E C I T A L S:

     The parties acknowledge and understand that:

     A. ISO owns 1,000,000 shares of the common stock of FCI, which is all of the capital stock of FCI issued and outstanding. ISO currently has 3,924,730 shares of common stock issued and outstanding.

     B. ISO entered into an Exchange Agreement and Plan of Reorganization dated December 27, 1996 ("Exchange Agreement"), among ISO, FCI and the FCI Group, who then were the shareholders of FCI. As of the effective date of the Exchange, FCI became a wholly owned subsidiary of ISO.

     C. At the effective time of the Exchange, ISO issued to the FCI Group all of the Exchange Shares, which consisted of an aggregate of 497,500 shares of the authorized common stock of ISO, no par value (the "Common Exchange Shares"), and an aggregate of 1,500,000 shares of the authorized Series 1996, Non-Voting Convertible Preferred Stock (the "Preferred Exchange Shares"), as follows:





                             Comm. Exchange        Pref. Exchange
    Name                          Shares               Shares
Johnny M. Wilson &
 Ada V. Wilson JTWROS            362,500             1,087,500
A. R. Boulerice                  125,000               375,000
Bob Lynn                           2,500                 7,500
Lisa Sheffield                     2,500                15,000
Donald E. Israel &
  Cynthia J. Israel                5,000                15,000
                                 -------             ---------
                                 497,500             1,500,000

     D. As a result of the Exchange, Wilson became an officer and director of ISO and remained an officer and director of FCI. Also as a result of the Exchange, Egin Bresnig ("Bresnig") and Dean Wicker ("Wicker") were elected to the board of directors of FCI, with Wicker serving as Chairman of the board.

     E. ISO has to date loaned a total of US$389,756.60 in cash to FCI for operations, which amounts have been carried on ISO's books as an intercompany debt of FCI, and no part of which has been repaid. This amount and all interest accrued or imputed thereon through the date of this Agreement are herein referred to as the "Loan."

     F. ISO subsequently organized Magna Dry and is the sole member-owner of Magna Dry. Wilson is the President of Magna Dry.

     F. ISO, as tenant, entered into that certain Industrial Multi-Tenant Lease dated January 20, 1998, with First Industrial L.P., a
Delaware limited partnership, as landlord (the "Office Lease"), with a 36-month term, which office space was leased for the benefit of and has been exclusively occupied by FCI and/or Magna Dry. ISO's current and future liabilities under the Office Lease are hereinafter referred to as the "Office Lease Liabilities."

     G.   FCI entered into that certain Vehicle Lease dated
October 9, 1997, with Burt Chevrolet, Inc. (the "Vehicle Lease") covering that certain Chevrolet Astro Van, VIN
1GCDM19M6WB103794, requiring payments of $403.30 per month, plus late charges and other fees as applicable. The Vehicle Lease has been guaranteed by Bresnig, personally, who has been required to pay several installments and charges thereunder.

     H. ISO is indebted to Mr. Hal Schatvet pursuant to a promissory note dated December 1, 1997, in the principal amount of $100,000.00 plus accrued interest (the "Schatvet Note"), borrowed by ISO to provide operating capital to FCI and/or Magna Dry. Due to lack of cash on hand and lack of operating income of ISO (and FCI and Magna Dry), ISO currently is not in a position to repay the Schatvet Note. After ISO's liquidation of certain real estate in Broomfield, Colorado, the proceeds of which will be used to pay down the Schatvet Note, it is estimated that ISO still will owe $75,000.00 or more under the note. The principal amount owed Mr. Schatvet after such paydowns and all interest accrued thereon are sometimes referred to below as the "Shortfall Amount."


     I. ISO, Wilson and the FCI Group now desire to enter into and consummate a transaction in which, among other things, Wilson and the other FCI Group will surrender to ISO for cancellation all of the Preferred Exchange Shares, ownership of FCI will be transferred from ISO to the FCI Group in proportion to their original interests, Bresnig and Wicker will resign as officers and directors of FCI, ownership of Magna Dry will be transferred from ISO to Wilson, Wilson will place certain of the Common Exchange Shares owned by him into an escrow to cover certain ISO obligations, Wilson will resign as an officer and director of ISO and Wilson's employment agreement with ISO and FCI will be cancelled; and certain other matters provided below.

     NOW THEREFORE, in consideration of the mutual promises, covenants, representations and warranties set forth below, the parties agree that:

     1.   Unwinding of Exchange and Exchange of Shares.
The parties now desire to cancel the Exchange Agreement and in effect rescind the Exchange with the same effect as if the Exchange never occurred and simultaneously complete a surrender and exchange of preferred shares in which:

(i) The FCI Group will surrender to ISO for cancellation and ISO shall cancel all of the 1,500,000 Preferred
          Exchange Shares, which are still outstanding and held by the FCI Group; and

(ii) ISO will surrender to FCI for cancellation and FCI shall cancel the 1,000,000 shares of common stock of FCI that ISO now holds; and

(iii) FCI will issue to the FCI Group an aggregate of 1,000,000 shares of its common stock in the proportions and amounts set forth below in Section 2, in exchange for their cancellation of the outstanding Preferred Exchange Shares; and

(iv) The Loan shall be forgiven in its entirety and cancelled by ISO.

(v) Bresnig and Wicker shall deliver their resignations as officers and directors of FCI, Wilson shall deliver his written resignation as an officer and director of ISO, and the Employment Agreement between Wilson, ISO and
          FCI dated December 27, 1996 shall be cancelled without further liability whatever on the part of ISO or FCI for any past performance owed or claimed to be owed to Wilson.

     This Agreement constitutes an unwinding of the Exchange
Agreement, not a repurchase of the Preferred Exchanged Shares.


     2. Manner of Consummating Transactions. On the effective date of this Agreement:

          (a)  All certificates evidencing the 1,500,000
Preferred Exchange Shares issued and outstanding in the names of the FCI Group shall be surrendered by them to ISO for cancellation, and upon ISO's receipt of such certificates the Exchange Shares shall be cancelled on the transfer books of ISO and resume the status of authorized and unissued shares and thereafter may be issued as preferred shares of the same or any other series now or hereafter designated.

          (b) The certificate evidencing the 1,000,000 shares of FCI issued and outstanding in the name of ISO (the "FCI Shares") shall be surrendered by ISO to FCI for cancellation, and upon FCI's receipt of such shares shall be reissued as below provided.

          (c) FCI shall issue to the FCI Group an aggregate of 1,000,000 shares of its common stock, no par value (the "Settlement Shares"), in exchange for their cancellation of the outstanding Preferred Exchange Shares and the other consideration herein recited, and the Settlement Shares shall upon issuance be the only shares of FCI issued and outstanding. The Settlement Shares shall be issued by FCI to the FCI Group in the following proportions based upon the proportions of their original ownership of the shares of FCI at the time of the
Exchange:


                               Number of
           Name               Sett. Shares        Pct. %
     Johnny M. Wilson &
       Ada V. Wilson ROS         725,000          72.5
     A. R. Boulerice             250,000          25.0
     Bob Lynn                      5,000           0.5
     Lisa Sheffield               10,000           1.0
     Donald E. & Cynthia
       J. Israel                  10,000           1.0
                               ---------         -----
                               1,000,000          100.0

          (d) The Exchange Agreement shall be cancelled in its entirety without liability to any party thereto, and any performance owing to or by any party thereunder shall be deemed satisfied by virtue of and at the time of the cancellation. No party to the Exchange Agreement shall after the date of cancellation have any liability to another party by virtue of any provision of the Exchange Agreement.

          (e) ISO shall at the closing of these transactions forgive and cancel the Loan for no consideration other than such as is set forth in this Agreement, the sufficiency of which ISO acknowledges.
FCI shall deliver to ISO at closing a general release of all liability. ISO shall, effective upon Wilson's faithful performance under the Escrow Agreement described below, deliver to FCI a release of the Loan and any interest due or imputed on the Loan.

          (f) Wilson shall deliver to ISO a letter confirming that the Employment Agreement between Wilson, FCI and ISO is cancelled for adequate consideration herein recited, that no sums are owed for past or future services, whether due or claimed due, and that it no longer has any force or effect.

     3. Restricted Status of Settlement Shares. The following provisions, which the FCI Group acknowledge and to which they each agree, are applicable to the Settlement Shares to be issued by FCI:

          (a) The Settlement Shares have not been registered under the Securities Act of 1933, as amended ("Act"), in reliance upon exemptions from registration provided by Section 4(2) of the Act or under the securities laws of the State of Colorado or any rules or regulations promulgated thereunder, on the grounds that the offer, sale and issuance of the Settlement Shares is a transaction not involving any public offering. The Settlement Shares are "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Act and must be held indefinitely, unless they are subsequently registered under the Act or an exemption from such registration requirements is available for their resale.

          (b) Certificates evidencing the Settlement Shares shall, unless and until removed in accordance with law, bear a restrictive legend substantially in the following form:

          "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended
     (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

     4. Transfer of Magna Dry to Wilson; Etc. At the closing of the unwinding, ISO shall transfer to Wilson for the sum of Ten Dollars ($10.00) and other valuable consideration, all of the membership interest which ISO owns in and to Magna Dry. In evidence thereof, ISO shall execute, seal and deliver to Wilson a simple bill of sale. Wilson shall execute and deliver to ISO a written instrument in which Wilson personally assumes all liabilities whatever owed or claimed to be owed by ISO to Magna Dry at the closing date. Magna
Dry shall execute, seal and deliver to ISO a general release of all liabilities existing at the closing date.

     5. Escrow and Sale of Wilson Shares. Wilson acknowledges that the Schatvet Note was incurred and the Office Lease was entered into solely for Magna Dry's benefit. In order to assure payment of the Shortfall Amount and Office Lease Liabilities, Wilson agrees at closing to enter into the Stock Escrow and Settlement Agreement among ISO, Wilson and Escrow Agent in the form of Exhibit A hereto (the "Escrow Agreement") and to perform the Escrow Agreement in accordance with its terms. ISO's release of the Loan shall be expressly conditioned upon Wilson's faithful performance of the terms and conditions of the Escrow. The Escrow Agent agrees to enter into the Escrow Agreement and shall certify to ISO and Wilson in writing when the Shortfall Amount and Office Lease Liabilities both have been paid or settled in full and such certification shall be conclusive.

     6. Waiver of Damages or Compensation. The parties agree and acknowledge that upon consummating the transactions herein contemplated,

          (a) FCI shall not be owed any money or thing of value by ISO; but if it should be determined that FCI is owed any money or thing of value by ISO as of the closing, such debt shall be offset and deemed satisfied in full by ISO's cancellation of the Loan.

          (b) Wilson and the other FCI Group are not owed and at closing shall not be owed any money or thing of value by ISO, and they each forever waive the right to claim any salary, commissions, payments, money, or other damages or recompense of any kind whatsoever from ISO.

          (c) the FCI Group are not and shall not be entitled to and forever waive any equity interest or other right or interest whatsoever in or to ISO, and specifically waive any future value which the surrendered Preferred Exchange Shares might ever have had.

          (d) ISO forever waives any right to collect the Loan and waives any equity interest or other right or interest whatsoever in or to FCI or Magna Dry, including any future value which the surrendered FCI Shares or equity interest in Magna Dry might ever have had.

     7. ISO's Representations and Warranties. ISO represents and warrants to FCI and the FCI Group that the FCI Shares being surrendered for cancellation and are free and clear of any claim of a third party, or any lien, claim or other encumbrance whatsoever, whether created voluntarily or arising by law or otherwise.

     8. Representations and Warranties of FCI, Magna Dry and the FCI Group. FCI and the FCI Group represent and warrant to ISO that:

          (a) Wilson has at all times since the Exchange been the principal executive and operating officer of ISO and FCI and is aware of their respective results of operations, financial condition and commitments.

          (b) Except as expressly acknowledged in this Agreement, ISO has no obligations, debts, payables or liabilities (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise) and is not indebted to, and has not guaranteed payment of any sum on behalf of, FCI or Magna Dry, or any current or past employee, officer or director of Magna Dry or FCI or to any FCI Group for any sum.

          (c) Neither Wilson nor any other FCI Group member is owed or entitled to receive or demand any capital stock of ISO.

          (d) Wilson and the other FCI Group represent and warrant to ISO that the Preferred Exchange Shares respectively being surrendered for cancellation by them are free and clear of any claim of a third party, or any lien, claim or other encumbrance whatsoever, whether created voluntarily or arising by law or otherwise.

     9.   Indemnification.

          (a)  Indemnification by FCI, Magna Dry and Wilson.
FCI, Magna Dry and Wilson each agrees to defend, indemnify and hold
ISO harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) arising from or incurred as a result of (a) any false statement, representation or warranty respectively made by FCI, Magna Dry or Wilson in this Agreement, or (b) the respective breach of any agreement or covenant made by FCI, Magna Dry or Wilson in this Agreement, or
(c) the failure of FCI, Magna Dry or Wilson to pay all sums owed under the Office Lease.

          (b) Indemnification by ISO. ISO agrees to defend, indemnify and hold FCI, Magna Dry and Wilson harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) arising from or incurred as a result of (a) any false statement, representation or warranty made by ISO in this Agreement, or (b) the breach of any agreement or covenant made by ISO in this Agreement.

          (c) Survival of Covenants and Warranties. The representations, warranties, covenants and agreements made by FCI, Magna Dry and the FCI Group on the one hand, and by ISO on the other hand, shall survive the closing of this Agreement and shall be fully enforceable at law or in equity against such other party and its successors and assigns for a period of one year after the closing. Any investigation at any time made by or on behalf of (or any disclosure to) any party hereto shall not diminish in any respect whatsoever its right to rely on the representations and warranties of the other party hereto.

          (d) Notice of Claims. ISO agrees to give prompt written notice to FCI, Magna Dry and Wilson; and FCI, Magna Dry and
Wilson each agree to give prompt written notice to ISO, of any claim against the party giving notice which might give rise to a claim by it against the other party hereto based upon the indemnity provisions above, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice will not affect the obligation of the indemnifying party unless, and only to the extent that, the indemnifying party is actually prejudiced thereby.

     In the event that any action, suit or proceeding is brought against any person indemnified above ("Action") and a party to this Agreement may have liability under the indemnification provisions above, the indemnifying party shall have the right, at its sole cost and expense, to defend the Action in the name of or on behalf of the party indemnified and, in connection with any such Action, the parties agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of the Action; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. Neither party hereto shall make any settlement of any claim which might give rise to liability of the other party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

     10.  Other Agreements.  The parties further agree that:

          (a) The parties each agree to take such further actions and execute such other documents as may be necessary to carry out the intent and purpose of this Agreement, including but not limited to confirming in writing matters that are set forth in this Agreement.

          (b) In order that ISO is assured of information that may be needed to prepare financial statements or other financial information for the three years respectively ended and ending March 31, 2000, 1999 and 1998 (the "Financial Period"), FCI, Magna Dry and
Wilson agree that FCI and Magna Dry shall for a period of two years following the date of this Agreement make all of its financial books and records relating to the Financial Period available to ISO upon request for examination and copying. If FCI, Magna Dry or Wilson, or either of them, violates this provision, ISO may judicially enforce this provision and in that event will be entitled to recover its actual costs (including attorneys' fees) thereof from FCI, Magna Dry or Wilson. FCI and Magna Dry each agree to keep their books and records reflecting all operations and events during the Financial Period intact and available during the two-year period following the date of this Agreement.

          (c) Wilson agrees to pay off in full all installments and other charges due under the Vehicle Lease from the proceeds of the sale, to persons associated with MedScan Technologies, Inc. of his Common Exchange Shares not placed in the Escrow.

          (d) FCI and Magna Dry agree to pay and shall assume in writing all of ISO's obligations under the Office Lease and shall indemnify ISO against their failure to settle all such obligations.

     11. Reliance by Transfer Agent. Every current and future transfer agent and registrar of ISO's common stock may rely upon this Agreement as authority for the cancellation of the Preferred Exchange Shares and their return to the status of authorized and unissued shares.

     12. Closing. (a) Closing of the transactions contemplated in this Agreement shall occur when:

     (1)  all original certificates evidencing the Preferred
          Exchange Shares are surrendered to ISO by Wilson and the FCI Group;

     (2)  the original certificate evidencing the 1,000,000 FCI
          Shares is returned to FCI by ISO;

     (3) certificates, properly legended, evidencing the 1,000,000 Settlement Shares are delivered to Wilson and the FCI
          Group;

     (4) ISO shall deliver to FCI a written release of the Loan and any interest due or imputed on the Loan, effective upon Wilson's faithful performance under the Escrow
          Agreement as certified by the Escrow Agent;

     (5)  FCI shall deliver to ISO a general release of all liability;

     (6) Magna Dry shall deliver to ISO a general release of all liability;

     (7) Bresnig and Wicker shall deliver their resignations as officers and directors of FCI, confirming that nothing whatever is owed them by FCI;

     (8) Wilson shall deliver to ISO his resignation as an officer and director of ISO, confirming that nothing whatever is owed him by ISO;

     (9) Wilson shall deliver to ISO a letter confirming that the Employment Agreement dated December 27, 1996, is cancelled;

     (10) ISO shall deliver to Wilson a bill of sale conveying to him all of ISO's interest in Magna Dry;

     (11) Wilson shall deliver to ISO a written assumption of all Magna Dry liabilities;

     (12) Wilson shall deliver to ISO a $10 check for the purchase of ISO's interest in Magna Dry;

          (b)  Closing Agent.  The parties agree that John D.
Brasher Jr., Attorney, who also is a shareholder of and counsel to ISO, shall act as closing agent for the parties, and all other parties acknowledge and waive any potential conflict arising from his multiple status as counsel, shareholder, and closing agent. No party has been given any legal advice by Mr. Brasher nor has he acted as attorney to any party, except ISO, in connection with this Agreement. Certificates evidencing the Preferred Exchange Shares and the FCI Shares shall be sent to Mr. Brasher, who shall cancel them at the closing. FCI shall furnish the executed certificates for Settlement Shares to Mr. Brasher, who shall deliver them to the FCI Group, as applicable, at closing.

     All other documents and things required at closing shall also be delivered to Mr. Brasher for delivery at closing to the appropriate parties when all conditions have been satisfied or waived. Mr. Brasher shall not be liable to any party except for fraud, gross negligence or willful misconduct. Mr. Brasher's address is 90 Madison Street, Suite 707, Denver, Colorado (USA) 80206.


     13.  Miscellaneous Provisions.

          (a) Notices. Every notice, request and instruction required or permitted under this Agreement shall be in writing and, except as otherwise permitted herein, shall be delivered by registered or certified mail, overnight air courier or other messenger service which requires the receiver's signature and regularly retains its delivery receipts, or by personal delivery, if to a member of the FCI Group, in care of FCI for forwarding, and if to ISO, Magna Dry or FCI, then as follows:


If to ISO:          90 Madison Street, Suite 707
                    Denver, Colorado 80206
                    ATTN: John Brasher

If to Wilson, FCI
  or Magna Dry:     10691 East Bethany Drive, Suite 800
                    Aurora, Colorado 80014
                    ATTN: Johnny M. Wilson

or to any subsequent address provided by a party or such other persons in accordance with this Section.

          (b) Expenses. Each party shall bear its own costs and expenses in connection with this Agreement, and no party shall be liable to any other party for any costs or expenses incurred in connection with this Agreement.

          (c) Benefit. This Agreement shall be binding upon and inure to the benefit of ISO and Subsidiary and the Shareholders, and their respective heirs, successors, assigns and legal representatives. Nothing in this Agreement is intended, expressly or impliedly, to confer any benefit, right or remedy upon any person other than the parties, and no person shall be deemed a third party beneficiary of this Agreement.

          (d) Governing Law; etc. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and shall be interpreted as if all parties participated equally in its drafting. Headings appearing in this Agreement are employed for convenience of reference only and shall not be considered in interpreting this Agreement.

          (e) Waiver. Any party may waive the satisfaction of any one or more conditions precedent to its obligations hereunder and may waive any other rights hereunder. Any such waiver must be in writing, signed by the party making the waiver and clearly identify the condition precedent or other right being waived. No such waiver shall operate as a subsequent waiver of any other condition precedent or other right.

          (d)  Modification; Entire Agreement.  This
Agreement may not be amended or supplemented except by an agreement in writing signed by ISO, FCI and the FCI Group. This
Agreement contains the entire agreement between the parties.

          (g) Severability. In the event any provision of this Agreement is deemed to be unenforceable for any reason, such provision shall not invalidate the remaining portion of this Agreement, which if possible shall be enforced as if such unenforceable provision never were written.

          (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

          (i) Authorization. Every party represents and warrants to every other party that he, she or it has full power and authority to enter into and perform this Agreement in accordance with its terms, and if the party is a corporation or other entity, that the execution and performance of this Agreement has been authorized by all requisite action of its board of directors or equivalent governing body.

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement, and ISO, Magna Dry, Wilson, Brasher &
Company and FCI have initialed every preceding page, effective as of the date first above written.

ISO BLOCK PRODUCTS USA, INC.         FRANCHISE CONNECTION, INC.


    /s/ Egin Bresnig                    /s/ Johnny Wilson
By.............................      By.............................
   Egin Bresnig, President            Johnny Wilson, President





JOHNNY M. WILSON, Individually             MAGNA DRY LLC


   /s/ Johnny M. Wilson               /s/ Johnny Wilson
X................................   By.............................
     Signature                         Johnny Wilson, President




BRASHER & COMPANY, Escrow Agent


   /s/ John Brasher
By...............................
     John Brasher, Owner

                  SIGNATURES OF THE FCI GROUP



A. R. BOULERICE                           BOB LYNN



   /s/ A.R. Boulerice                 /s/ Bob Lynn
X..............................    X.............................
     Signature                            Signature



LISA SHEFFIELD                       DONALD E. ISRAEL &
                                      CYNTHIA J. ISRAEL


                                    /s/ Donald E. Israel
   /s/ Lisa Sheffield                     Cynthia J. Israel
X..............................    X.............................
     Signature                           Signature


ADA V. WILSON



    /s/ Ada V. Wilson
X...............................
     Signature





NOTARIAL ACKNOWLEDGMENTS


STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on August 31st, 1999, before me, the undersigned Notary Public, personally came and appeared EGIN BRESNIG, President of ISO BLOCK PRODUCTS USA, INC., who after being duly sworn declared that he executed the foregoing Unwinding and Stock Exchange Agreement as his free act and deed.


/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on August 31st, 1999, before me, the undersigned Notary Public, personally came and appeared JOHNNY
WILSON, President of FRANCHISE CONNECTION, INC., who after being duly sworn declared that he executed the foregoing Unwinding and Stock Exchange Agreement as his free act and deed.


/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)

STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on August 31st, 1999, before me, the undersigned Notary Public, personally came and appeared JOHNNY WILSON, Managing Director of MAGNA DRY LLC, who after being duly sworn declared that he executed the foregoing Unwinding and Stock Exchange Agreement as his free act and deed.




/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)



STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on August 31st, 1999, before me, the undersigned Notary Public, personally came and appeared JOHNNY WILSON, individually, who after being duly sworn declared that he executed the foregoing Unwinding and Stock Exchange Agreement as his free act and deed.





/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)




STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on August 31st, 1999, before me, the undersigned Notary Public, personally came and appeared JOHN D.
BRASHER JR., Esquire, owner of BRASHER & COMPANY,
Attorneys at Law, who after being duly sworn declared that he executed the foregoing Unwinding and Stock Exchange Agreement as his free act and deed.



/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)



                    NOTARIAL ACKNOWLEDGMENT


STATE OF MISSOURI        )
                         ) ss.
COUNTY OF SCOTT          )

     I HEREBY CERTIFY that on November 22, 1999, before me, the undersigned Notary Public, personally came and appeared ADA V. WILSON, individually, who after being duly sworn declared that she executed the foregoing Unwinding and Stock Exchange Agreement as her free act and deed.


/s/ Mary Anne Mainord
X..............................
Notary Public
(SEAL)




EXHIBIT 10.1

       STOCK ESCROW and SETTLEMENT AGREEMENT


     Stock Escrow and Settlement Agreement, made this October 28,
1998, by and among

     ISO BLOCK PRODUCTS USA, INC., a Colorado corporation whose address is 8037 South Datura Street, Littleton, Colorado 80120 ("ISO");

     BRASHER & COMPANY, attorneys at law, as Escrow Agent, whose address is 90 Madison Street, Suite 707, Denver,
     Colorado 80206 ("Escrow Agent"); and

     JOHNNY M. WILSON, an individual residing in Colorado
     ("Wilson"), and ADA V. WILSON, an individual residing in Missouri ("ADA"), collectively referred to below as the "Wilsons".

     The parties acknowledge and understand that:

     A.   The parties have entered into that certain UNWINDING
AND STOCK EXCHANGE AGREEMENT dated August 31, 1998
("Unwinding Agreement"), among the parties, Franchise Connection, Inc., a Colorado corporation ("FCI"), Magna Dry LLC, a Colorado limited liability company ("Magna Dry"), and certain persons who are shareholders of ISO.

     B. ISO is indebted to Mr. Hal Schatvet pursuant to a promissory note dated December 1, 1997, in the principal amount of $100,000.00 plus accrued interest (the "Schatvet Note"), borrowed by ISO to provide operating capital to FCI and/or Magna Dry. Due to lack of cash on hand and lack of operating income of ISO (and FCI and Magna Dry), ISO currently is not in a position to repay the Schatvet Note. After ISO's liquidation of certain real estate in Broomfield, Colorado, the proceeds of which will be used to pay down the Schatvet Note, it is estimated that ISO still will owe $75,000.00 or more under the note. The principal amount owed Schatvet after such paydowns and all interest accrued thereon are sometimes referred to below as the "Shortfall Amount."

     C. ISO, as tenant, entered into that certain Industrial Multi-Tenant Lease dated January 20, 1998 (the "Office Lease"), with First
Industrial L.P., a Delaware limited partnership, as landlord (the
"Landlord"), with a 36-month term, which office space was leased for the benefit of and has been exclusively occupied by FCI and/or Magna
Dry. ISO's current and future liabilities under the Office Lease are hereinafter referred to as the "Office Lease Liabilities." The Shortfall Amount and the Office Lease Liabilities are sometimes referred to together herein as the "Liabilities."

     D. ISO, the Wilsons and Escrow Agent now desire to create an escrow and to enter into and consummate a transaction in which the Wilsons will place into escrow for sale by Escrow Agent certain shares of the common stock of ISO owned by the Wilsons, the proceeds of which will be used to pay the Liabilities and provide for certain other matters.

     NOW THEREFORE, in consideration of the mutual promises, covenants, representations and warranties set forth below, the parties agree that:

     1.  Creation of Escrow; Deliveries.  The Wilsons and Escrow
Agent hereby create an escrow as described below (the "Escrow"). On the terms and subject to the conditions of this Agreement, the Wilsons shall place in Escrow with Escrow Agent, and Escrow Agent agrees to accept and hold in the Escrow, a total of 100,000 shares of ISO common stock held by the Wilsons (the "Escrow Shares"). The purpose of the Escrow is for the Escrow Agent to sell the Escrow Shares in order to fully settle (or reduce, as the case may be) the Liabilities, as herein described more fully. The Wilsons shall deliver to Escrow Agent one or more certificates evidencing the Escrow Shares, together with the following Escrow Items:

     (a) for each certificate delivered, one (1) stock power signed by the Wilsons with signature medallion guaranteed;

     (b) for each certificate delivered, one (1) third-party release signed by the Wilsons before a notary public;

     (c) one (1) executed and notarized Power of Attorney in the form of Exhibit A to this Agreement, empowering
          Escrow Agent to take such steps as shall be necessary to sell the Escrow Shares as contemplated in this Agreement; and

     (d) one (1) Form 144 properly completed and signed by the Wilsons;

     The Wilsons agree to execute and deliver upon Escrow Agent's written request additional medallion guaranteed stock powers, notarized third-party releases, notarized powers of attorney and Forms 144. The Wilsons further agree to execute and deliver to Escrow Agent from time to time upon Escrow Agent's written request such other instruments, documents and certificates as Escrow Agent deems reasonably necessary and as required by Escrow Agent's selling broker in order to effect sales of Escrow Shares.

     ISO shall deliver to Escrow Agent the written release of certain loan liabilities in favor of Franchise Connection, Inc. as required by Sections 2(e) and 12(a)(4) of the Unwinding Agreement (the
"Release").

     Escrow Agent shall upon receiving the certificates evidencing the Escrow Shares, the guaranteed stock powers, notarized third-party releases, Power of Attorney and Release, hold such items in safekeeping for disposition as called for under this Agreement. Nothing in this Agreement or the Unwinding Agreement shall be deemed to confer upon Escrow Agent any beneficial or personal interest or right in the Escrow Shares.


     2.  Sale of the Escrow Shares.   Escrow Agent hereby is
empowered to sell the Escrow Shares from time to time to pay against and to use reasonable efforts to settle the Liabilities in full. Escrow Agent is hereby authorized to do such things, included but not limited to opening one or more brokerage accounts for the making of the sales, and to execute such instruments, certificates and documents as may be required in order to effect sales of the Escrow Shares. Once the Shortfall Amount or Office Lease Liabilities is known, Escrow Agent may commence to sell the Escrow Shares in open market or private transactions, or both.

     Escrow Agent shall from time to time promptly deliver the net proceeds of each such sale directly to (i) Schatvet to cover the Shortfall Amount, and (ii) to ISO or Landlord to cover the Office Lease
Liabilities. Escrow Agent shall obtain from Schatvet and ISO (or
Landlord, as the case may be) a receipt for each such payment. Escrow Agent shall obtain from Schatvet and Landlord a general release upon settlement in full of the Shortfall Amount and Office Lease Liabilities, respectively, if settlement is effected. It shall be Escrow Agent's sole discretion how to apportion the net proceeds between Schatvet and ISO from each sale of the Escrow Shares, depending on the relative amounts owed them and other relevant factors.

     For purposes of this Agreement "net proceeds" means sale proceeds less the selling broker's commissions and expenses and Escrow Agent's services and expenses related to effecting the sale. Interest, if any, earned on net proceeds of any sale shall be paid against the Liabilities and after they are satisfied, to the Wilsons. Notwithstanding any other provision of this Agreement, Escrow Agent may, in determining the Shortfall Amount and the amount of the Office Lease Liabilities owed as of the date of this Agreement and subsequently, rely on the records of ISO and Schatvet, written statements provided by Schatvet and the Landlord, the Schatvet Note and Office Lease themselves, correspondence between such persons and any other pertinent documentation. Escrow Agent may rely totally upon the account statements of the selling broker of the Escrow Shares in determining net proceeds.

     3. Reports. Escrow Agent shall at least once each calendar quarter make a report to the Wilsons and ISO reflecting Escrow Shares sold, the price received, deductions made by the Escrow Agent and amounts paid over to Mr. Schatvet. Escrow Agent shall to the best of his knowledge promptly notify the Wilsons and ISO when the Liabilities are satisfied in full. Promptly following termination of the Escrow, Escrow Agent shall deliver to the Wilsons and ISO a final written report reflecting all Escrow Shares sold, the price received, deductions made by the Escrow Agent and amounts paid over to Schatvet and Landlord.

     4. No Reimbursement to the Wilsons. The Wilsons shall not be entitled to demand or receive from ISO or any other person any money, capital stock of ISO or other thing of value as recompense for Escrow Shares sold under this Agreement. The Wilsons shall instead treat the gross amounts realized from the sale of Escrow Shares but not received by them as additions to their cost basis in the Escrow Shares not sold by Escrow Agent; or if all the Escrow Shares are sold by Escrow Agent, as additions to their cost basis in other common shares of ISO owned by them. ISO and Wilson agree that the Wilsons shall have no liability whatever for payment of the Liabilities other than performing their obligations under this Agreement.

     5. Termination of the Escrow. Once the Liabilities have been settled in full or all Escrow Shares have been sold and the net proceeds thereof paid against the Liabilities have not been sufficient to settle the Liabilities in full, then in either event Escrow Agent shall promptly terminate the Escrow. Upon termination, Escrow Agent shall return to the Wilsons all unsold Escrow Shares, all Escrow Items and all net proceeds from the sale of the Escrow Shares in excess of the Liabilities, after deduction of Escrow Agent's reasonable expenses related to termination and returns, copies of releases executed by Schatvet and Landlord (if any) and the original of the ISO Release. Escrow Agent shall deliver to ISO upon termination the originals of releases executed by Schatvet and Landlord, if any, together with copies of all items delivered to the Wilsons.

     6. Resignation of Escrow Agent. Escrow Agent may resign at any time without penalty or liability, and turn over all Escrow Shares, Escrow Items and net proceeds in his possession to a successor Escrow Agent chosen by agreement of ISO and the Wilsons, or to any other person mutually agreeable to ISO and the Wilsons, in either case as he is jointly instructed in writing by ISO and the Wilsons. After resignation, Escrow Agent shall have no liability for failing to sell Escrow Shares or do any other thing herein called for prior to his delivery of the Escrow Shares and Escrow Items as instructed by ISO and the Wilsons in this Section. An Escrow Agent's resignation shall not terminate the Escrow unless the Wilsons and ISO agree in writing to terminate the Escrow.

     7.  Fees and Expenses of the Escrow Agent.  The Escrow
Agent shall be entitled to be paid a reasonable fee for his services and to collect reimbursement for his expenses out of the sale of the Escrow Shares.

     8.  Status of Escrow Agent.  In performing his duties, Escrow
Agent shall not be deemed an agent or servant of ISO or the Wilsons. Neither shall Escrow Agent be deemed a broker or dealer, as those terms are defined under federal and applicable state securities laws. The term "Escrow Agent" shall include all successors of Escrow Agent.

     9. Liability of the Escrow Agent. In performing any of his duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for willful misconduct or gross negligence and he shall, accordingly, not incur any such liability with respect to:

          (a) any action taken or omitted in good faith upon advice of his counsel or counsel for ISO given with respect to any questions relating to the duties and responsibilities of the Es-crow Agent under this Agreement, or

          (b) any action taken or omitted in reliance upon any instrument, including the written advices provided for herein, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

     Escrow Agent shall use reasonable efforts to obtain a fair price for the Escrow Shares, but shall have no liability to the Wilsons, ISO or any other person(s) whatever based upon the price obtained in any sale of the Escrow Shares, or the manner of making or timing of such sales.

     Escrow Agent shall not under any circumstances be liable to the Wilsons or ISO for damages of any kind whatsoever in the event
Escrow Agent overpays or underpays any of the Liabilities. Further, Escrow Agent shall not be required to make up to ISO, Schatvet or any other person whatsoever any underpayment of the Liabilities nor to refund to the Wilsons any overpayment of the Liabilities. Schatvet and Landlord are not third party beneficiaries of this Agreement, and Escrow Agent shall not have any liability of any kind whatsoever to Schatvet or Landlord, nor their respective successors, assigns or legal
representatives.    Neither shall Escrow Agent have any liability of
any kind whatsoever to ISO or the Wilsons based on the amount or terms of any settlement reached by Escrow Agent with Schatvet or Landlord, except in the event of Escrow Agent's willful misconduct or self-dealing.

     10. Information and Indemnity. ISO and the Wilsons each agree to provide to Escrow Agent all information necessary to facilitate the administration of this Agreement, and Escrow Agent may rely upon any representation so made. ISO and the Wilsons hereby agree to indemnify and hold harmless the Escrow Agent against any and all claims, losses, damages, liabilities, costs and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon Escrow Agent or incurred by Escrow
Agent in connection with his acceptance of appointment as Escrow
Agent hereunder or the performance of his duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof. However, such indemnity shall not include acts or omissions to act of Escrow Agent which involve gross negligence or willful misconduct.


     11. Interpleader. If at any time a dispute arises as to the duties of Escrow Agent and the terms hereof, whether brought by a party to this Agreement or a non-party, Escrow Agent may deposit the Escrow
Shares, Escrow Items and all net proceeds from the sale of Escrow
Shares with the Clerk of the District Court of Denver, State of Colorado and may interplead the other parties hereto. Upon so depositing such things and funds and filing its complaint in interpleader, Escrow Agent shall be completely discharged and released from all further liability or responsibility hereunder. The parties hereto, for themselves, their heirs, successors and assigns, do hereby submit themselves to the jurisdiction of said Court and do hereby appoint the Clerk of said Court as their agent for service of all process in connection with any such proceedings.

     12. Notices; Orders of Court, Etc. Escrow Agent is hereby expressly authorized and directed to disregard any and all notices or warnings not specifically called for in or permitted by this Agreement, or by any other person or entity not party to this Agreement, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all orders, judgments, or decrees of any court, and in case Escrow Agent obeys or complies with any such order, judgment, or decree of any court, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment, or decree may be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction. Escrow Agent assumes no responsibility for the validity or sufficiency of any documents, papers or payments deposited or called for hereunder, nor shall Escrow Agent have any duties or responsibilities, except as shall be expressly set forth in this Agreement in unambiguous language.

     13.  Duties and Responsibilities of Escrow Agent.  Escrow
Agent shall have no duty to know of or determine the performance or non-performance of any provision of any agreement between the other parties hereto or any other person or persons, and the original or any copy of any such agreement given to Escrow Agent shall not bind him in any manner. Escrow Agent assumes no responsibility for the validity or sufficiency of any stock certificates, documents, papers or payments deposited or called for hereunder, nor shall Escrow Agent have any duties or responsibilities, except as shall be expressly set forth in this Agreement in clear and unambiguous language.

     14. Notices to Parties. All notices, demands or requests required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered mail or certified mail, return receipt requested and postage prepaid, or by messenger or courier service to the addresses shown below or any other addresses subsequently provided in writing:


     ISO:           ISO BLOCK PRODUCTS USA, INC.
                    8037 South Datura Street
                    Littleton, Colorado 80120
                    ATTN:  President

     Wilson:        10691 East Bethany Drive, Suite 800
                    Aurora, Colorado 80014

     ADA:           453 North Ingram
                    Sikeston, Missouri 63801

     Escrow Agent:  John D. Brasher, Jr., Esq.
                    90 Madison Street, Suite 707
                    Denver, Colorado 80206

     ISO and the Wilsons shall at all times keep Escrow Agent advised of their respective current addresses, telephone numbers and facsimile numbers. Nothing in this Agreement shall obligate Escrow
Agent to use any efforts to find an address for ISO or the Wilsons if the most recent address in Escrow Agent's is then no longer valid.

     Any notice from Escrow Agent to the Wilsons or ISO which is returned as undeliverable by the post office or which cannot be delivered by a messenger service shall nonetheless be deemed delivered for purposes of this Agreement, irrespective of when or if ISO or the Wilsons, as the case may be, actually receives the notice. Escrow Agent shall in such event have no liability whatsoever to ISO, the Wilsons or any third party for not delivering notices, funds or anything else called for by this Agreement.

     15. Governing Law and Interpretation. The validity, interpretation and construction of this Agreement and of each part hereof shall be governed by the laws of the State of Colorado. This Agreement shall be interpreted as if all parties participated equally in its drafting. Section captions appear for convenience of reference only and shall not be used in interpreting this Agreement.

     16. Miscellaneous Matters. Any amendment or modification to this Agreement must be in writing and executed by all parties. The Unwinding Agreement is hereby incorporated by reference as if fully set forth in this Agreement, except that in the event of any conflict between the Unwinding Agreement and this Agreement, the terms of this Agreement shall prevail. The definitions used in the Unwinding Agreement shall have the same meanings when used in this Agreement. This Agreement shall inure to the benefit of the parties and their respective heirs, successors, assigns and legal representatives, but no other person shall be deemed a third party beneficiary of this Agreement or be entitled to claim any rights or benefits under this Agreement or the Unwinding Agreement.

     IN WITNESS WHEREOF, the Wilsons, ISO and Escrow
Agent have executed this Stock Escrow and Settlement Agreement and initialed every preceding page effective as of the date first above written.


ISO BLOCK PRODUCTS USA, INC.           JOHNNY M. WILSON, Individually


     /s/ Egin Bresnig                  /s/ Johnny M. Wilson
By...............................    X..............................
     Egin Bresnig, President                Signature


BRASHER & COMPANY (Escrow Agent)            ADA V. WILSON


     /s/ John D. Brasher Jr.            /s/ Ada V. Wilson
By..............................     X..............................
     John D. Brasher Jr., Esq.              Signature
     Proprietor




NOTARIAL ACKNOWLEDGMENTS


STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on October 29, 1999, before me, the undersigned Notary Public, personally came and appeared EGIN
BRESNIG, President of ISO BLOCK PRODUCTS USA, INC., who after being duly sworn declared that he executed the foregoing Stock Escrow and Settlement Agreement as his free act and deed.


/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)



STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on October 29, 1999, before me, the undersigned Notary Public, personally came and appeared JOHNNY WILSON, who after being duly sworn declared that he executed the foregoing Stock Escrow and Settlement Agreement as his free act and deed.


/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)


STATE OF COLORADO        )
                         ) ss.
COUNTY OF DENVER         )

     I HEREBY CERTIFY that on October 29, 1999, before me, the undersigned Notary Public, personally came and appeared JOHN D. BRASHER JR., Proprietor of BRASHER & COMPANY, Attorneys at
Law, who after being duly sworn declared that he executed the foregoing Stock Escrow and Settlement Agreement as his free act and deed.


/s/ Jennifer S. Myers
X..............................
Notary Public
(SEAL)






NOTARIAL ACKNOWLEDGMENTS


STATE OF MISSOURI        )
                         ) ss.
COUNTY OF SCOTT          )


     I HEREBY CERTIFY that on November 22, 1999, before me, the undersigned Notary Public, personally came and appeared ADA V. WILSON, who after being duly sworn declared that she executed the foregoing Stock Escrow and Settlement Agreement as her free act and deed.


/s/ Mary Anne Mainord
X..............................
Notary Public
(SEAL)